UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2006



                         Morton's Restaurant Group, Inc.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)



             1-12692                               13-3490149
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      (Commission File Number)           (IRS Employer Identification No.)


                       3333 New Hyde Park Road, Suite 210
                          New Hyde Park, New York 11042
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              (Address of principal executive offices and zip code)


                                 (516) 562-2727
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              (Registrant's telephone number, including area code)


                                       N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events.

     On January 3, 2006, Morton's Restaurant Group, Inc. (the "Company") commenced a cash tender offer to purchase up to $68,250,000 aggregate principal amount at maturity of its outstanding 7.5% Senior Secured Notes due 2010 (the "Notes"). If the aggregate principal amount at maturity of Notes validly tendered and not validly withdrawn pursuant to the tender offer is greater than $68,250,000 (the "Maximum Tender Amount") the Company will accept for payment and purchase such tendered Notes up to the Maximum Tender Amount on a pro rata basis as described in the Offer to Purchase and Consent Solicitation Statement. In connection with the tender offer, the Company is soliciting consents to, among other things, eliminate substantially all of the restrictive covenants and certain events of default contained in the indenture governing the Notes. The tender offer and the consent solicitation are being made upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement and the related Letter of Transmittal and Consent, each dated January 3, 2006.

     A copy of the press release announcing the commencement of the tender offer and the consent solicitation is attached hereto as Exhibit 99.1 and is incorporated by reference.


Item 9.01   Financial Statements and Exhibits


         (d)  Exhibits.

              Exhibit 99.1 Press Release dated January 4, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MORTON'S RESTAURANT GROUP, INC.



Date:  January 4, 2006             By:  /s/ Thomas J. Baldwin
                                        --------------------------------
                                        Thomas J. Baldwin
                                        Chairman, Chief Executive Officer and
                                           President

                                                                    Exhibit 99.1

From:    SANFORD TELLER COMMUNICATIONS                     January 4, 2006
         1365 York Avenue
         New York, NY 10021
         (212) 717-0332

For:     MORTON'S RESTAURANT GROUP, INC.                   FOR IMMEDIATE RELEASE
         3333 New Hyde Park Road, Suite 210
         New Hyde Park, NY  11042
         (516) 562-2727
         www.mortons.com

Contact: THOMAS J. BALDWIN, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT, MORTON'S RESTAURANT GROUP, INC.


           MORTON'S RESTAURANT GROUP, INC. COMMENCES TENDER OFFER AND
          CONSENT SOLICITATION WITH RESPECT TO OUTSTANDING 7.5% SENIOR
                             SECURED NOTES DUE 2010


          NEW HYDE PARK, NY, JANUARY 4, 2006 ....Morton's Restaurant Group, Inc.
(the "Company") announced that on January 3, 2006 it commenced a cash tender offer to purchase up to $68,250,000 aggregate principal amount at maturity of its outstanding 7.5% Senior Secured Notes due 2010. If the aggregate principal amount at maturity of notes validly tendered and not validly withdrawn pursuant to the tender offer is greater than the maximum tender amount of $68,250,000, the Company will accept for payment and purchase tendered notes up to the maximum tender amount on a pro rata basis as described in more detail in the offer to purchase and consent solicitation statement. In connection with the tender offer, the Company is soliciting consents to, among other things, eliminate substantially all of the restrictive covenants and certain events of default contained in the indenture governing the notes. The tender offer and the consent solicitation are being made upon the terms and subject to the conditions set forth in the offer to purchase and consent solicitation statement and the related letter of transmittal, each dated January 3, 2006.

The tender offer is scheduled to expire at 5:00 p.m., New York City time, on February 1, 2006, unless extended. The total consideration for each $1,000 aggregate principal amount at maturity of notes accepted for payment, and for the related consents, will be the price equal to (i) the sum of (A) the present value on the expected payment date of $971.06 and (B) the present value on the expected payment date of the interest that would accrue from January 1, 2006, which is the last interest payment date, to July 1, 2007, less (ii) accrued interest from January 1, 2006 up to, but not including, the expected payment date. The present value will be determined using the yield to maturity of the 3.625% U.S. Treasury Note due June 30, 2007, plus a fixed spread of 27 basis points. The total consideration for notes tendered, and for the related consents, if such notes are tendered on or prior to the consent payment deadline of 5:00 p.m., New York City time, on January 18, 2006, unless such date is extended, and such notes are accepted for payment by the Company, includes a consent payment of $15.00 per $1,000 aggregate principal amount at maturity of notes. Holders who tender notes after the consent payment deadline will not receive the consent payment. Holders who tender notes that are accepted for payment and purchased by the Company also will be paid accrued and unpaid interest up to, but not including, the expected payment date. Tendered notes may not be withdrawn and consents may not be revoked after the withdrawal deadline, which will be the earlier of (i) the consent payment deadline and (ii) 5:00 p.m., New York City time, on the next business day following the date on which the Company issues a press release announcing that it has obtained consents from holders of at least a majority in aggregate principal amount at maturity of the notes.

The dealer manager and solicitation agent will determine the actual pricing, based on the foregoing, as of 10:00 a.m., New York City time, on January 18, 2006, although this price determination date may be extended by the Company. The Company will publicly announce the pricing information by issuing a press release prior to 5:00 p.m., New York City time, on the price determination date.

If notes representing more than $68,250,000 aggregate principal amount at maturity are validly tendered and not validly withdrawn, the Company will accept for payment and purchase only the maximum tender amount and will pay tendering holders thereof either the total consideration, or the total consideration less the consent payment, as appropriate, on a pro rata basis based on the proration factor. As a result, holders who validly tender and do not validly withdraw notes pursuant to the tender offer may have a portion of their notes accepted for payment pursuant to the tender offer and a portion returned to them. The proration factor will determine the percentage principal amount at maturity of notes accepted for payment pursuant to the tender offer and will depend on the level of participation in the tender offer.

Holders may not tender notes without delivering consents and may not deliver consents without tendering notes. The obligation of the Company to accept for payment and purchase the notes in the tender offer, and pay for the related consents, is conditioned on, among other things, the consummation of the Company's proposed initial public offering, the closing of the Company's proposed new senior revolving credit facility and the receipt of consents to the proposed amendments from the holders of at least a majority of the aggregate principal amount at maturity of outstanding notes, each as described in more detail in the offer to purchase and consent solicitation statement.

The maximum tender amount constitutes 65% of the aggregate principal amount at maturity of the Notes. If the tender offer closes and the proposed amendments to the indenture become operative, the Company intends to redeem any and all notes that are not tendered and accepted for payment (including as a result of proration) (up to 35% of the aggregate principal amount at maturity of the notes). However, the Company does not intend to redeem or arrange to redeem any notes until after the expiration of the tender offer and the Company is under no obligation to redeem any notes.

This announcement is neither an offer to purchase, nor a solicitation of an offer to purchase, nor a solicitation of tenders or consents with respect to, any notes. The tender offer and the consent solicitation are being made solely pursuant to the offer to purchase and consent solicitation statement and the related letter of transmittal.

The Company has retained Jefferies & Company, Inc. to serve as the dealer manager and solicitation agent for the tender offer and the consent solicitation. Questions regarding the tender offer and the consent solicitation may be directed to Jefferies & Company, Inc. at (973) 912-2888. Requests for documents in connection with the tender offer and the consent solicitation may be directed to CapitalBridge, the information agent for the tender offer and the consent solicitation, at (201) 499-3500 or (877) 746-3583 (toll-free).

FORWARD-LOOKING STATEMENTS

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED IN THIS NEWS RELEASE, THE MATTERS ADDRESSED ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, RISKS OF THE RESTAURANT INDUSTRY, INCLUDING A HIGHLY COMPETITIVE INDUSTRY WITH MANY WELL-ESTABLISHED COMPETITORS WITH GREATER FINANCIAL AND OTHER RESOURCES THAN THE COMPANY, THE IMPACT OF CHANGES IN CONSUMER TASTES, LOCAL, REGIONAL AND NATIONAL ECONOMIC AND MARKET CONDITIONS, RESTAURANT PROFITABILITY LEVELS, EXPANSION PLANS, DEMOGRAPHIC TRENDS, TRAFFIC PATTERNS, EMPLOYEE AVAILABILITY, BENEFITS AND COST INCREASES, PRODUCT SAFETY AND AVAILABILITY, GOVERNMENT REGULATION, THE MARKET FOR CORPORATE DEBT AND EQUITY AND THE COMPANY'S ABILITY TO MAINTAIN ADEQUATE FINANCING FACILITIES. ACTUAL RESULTS MAY VARY. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

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